                      SECOND AMENDMENT TO CREDIT DOCUMENTS

         This Second Amendment to Credit Documents is made as of October 7, 1999 (the "Amendment") by and among Prism Mortgage Company, an Illinois corporation, Pacific Guarantee Mortgage Corporation, a California corporation, Mortgage Market, Inc., an Oregon corporation, PointSource Financial, L.L.C., an Illinois limited liability company, Infiniti Mortgage, L.L.C., an Illinois limited liability company, First City Financial Corp., a Colorado corporation, the lenders identified on the signature pages hereof (the "Lenders"), and Bank One, NA, a national banking association formerly known as The First National Bank of Chicago, as administrative agent for the Lenders ("Agent").

                                  1. RECITALS

         The Borrower, the Agent and the Lenders are parties to a certain Credit Agreement dated as of March 31, 1999, as amended by an Amendment to Credit Documents dated as of May 24, 1999 (as so amended, the "Credit Agreement"), pursuant to which the Lenders have agreed to provide a revolving credit facility to the Borrower and the Borrowing Subsidiaries on the terms and conditions set forth in the Credit Agreement. Any capitalized term not expressly defined herein shall have the meaning ascribed to such term in the Credit Agreement.

         The Borrower, the Borrowing Subsidiaries, the Agent, and the Lenders desire to amend the Credit Agreement to allow the Borrower and the Borrowing Subsidiaries to guaranty a $10,000,000 line of credit to be provided by LaSalle Bank, National Association to Prism Financial Corporation (the "Holding Company") and to grant Liens on their assets (other than the Collateral) to secure such guaranty obligations.

         NOW, THEREFORE, the parties hereto agree as follows:

         1. REVISED SCHEDULE OF LIENS AND INDEBTEDNESS. It is the intent of the Holding Company to obtain a line of credit in the amount of $10,000,000 from LaSalle Bank, National Association (the "LaSalle Line"), which LaSalle Line is to replace the existing $20,000,000 line of credit provided to the Borrower by Cole Taylor Bank. It is the intent of the Borrower and the Borrowing Subsidiaries to guarantee the Holding Company's obligations under the LaSalle Line and to pledge their respective assets (other than the Collateral) to secure such obligations. Accordingly, as of the date the Holding Company first draws any advance under the LaSalle Line, (a) Schedule 4 to the Credit Agreement is hereby deleted and replaced with Schedule 4 hereto, and (b) the phrase "existing on the date hereof and" in clause (v) of Section 6.13 of the Credit Agreement and in clause (ii) of Section 6.22 of the Credit Agreement is hereby deleted.

         2. MISCELLANEOUS.

                  (a) All references to the Credit Agreement in the Loan Documents shall be deemed to refer to the Credit Agreement as amended by this Amendment.

                  (b) The Borrower and each Borrowing Subsidiary each hereby represents and warrants to the Lenders that on the date of execution hereof, both prior to and after giving effect to this Amendment, (i) the representations and warranties of the Borrower and the Borrowing

Subsidiaries contained in the Loan Documents are accurate and complete in all respects, and (ii) no Default or Unmatured Default has occurred and is continuing.

                  (c) In all other respects, the Credit Agreement and the other Loan Documents are and remain unmodified and in full force and effect and are hereby ratified and confirmed. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one agreement, and any of the parties hereto may execute this Amendment by signing any such counterpart.

                  (d) The Borrower agrees to reimburse the Agent for all reasonable out-of-pocket expenses (including legal fees and expenses) incurred in connection with the preparation, negotiation and consummation of this Amendment.

                  (e) This Amendment shall be effective as of the date on which the Agent has both received executed counterparts of this Amendment from the Borrower, the Borrowing Subsidiaries and the Required Lenders and also received from the Borrower the amendment fee of $2,500 for each Lender.

         IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.

                             PRISM MORTGAGE COMPANY, an Illinois corporation


                             By: /s/ David A. Fisher
                                --------------------------------
                             Name:   David A. Fisher
                                  ------------------------------
                             Title:  Senior Vice President and
                                     Chief Financial Officer
                                   -----------------------------

                             PACIFIC GUARANTEE MORTGAGE CORPORATION, a
                             California corporation


                             By: /s/ David A. Fisher
                                --------------------------------
                             Name:   David A. Fisher
                                --------------------------------
                             Title:
                                  --- --------------------------



                             MORTGAGE MARKET, INC., an Oregon corporation


                             By: /s/ David A. Fisher
                                -------------------------------
                             Name:   David A. Fisher
                                 ------------------------------
                             Title:
                                  ------------------------------

                             POINTSOURCE FINANCIAL, L.L.C., an Illinois limited liability company

                             By: Prism Mortgage Company, its Manager


                                  By: /s/ David A. Fisher
                                     --------------------------------
                                  Name:   David A. Fisher
                                      -------------------------------
                                  Title:
                                       ------------------------------


                             INFINITI MORTGAGE, L.L.C., an Illinois limited liability company

                             By: Prism Mortgage Company, its Manager


                                  By: /s/ David A. Fisher
                                     --------------------------------
                                  Name:   David A. Fisher
                                      -------------------------------
                                  Title:
                                       ------------------------------


                             FIRST CITY FINANCIAL CORP., a Colorado corporation


                             By: /s/ David A. Fisher
                                --------------------------------
                             Name:   David A. Fisher
                                 -------------------------------
                             Title:
                                  ------------------------------


                             BANK ONE, NA, INDIVIDUALLY AND AS AGENT


                             By: /s/ Thomas J. Connally
                                --------------------------------
                             Name:   Thomas J. Connally
                                 -------------------------------
                             Title:  Vice President
                                  ------------------------------


                             THE BANK OF NEW YORK


                             By: /s/ Robert A. Tweed
                                --------------------------------
                             Name:   Robert A. Tweed
                                 -------------------------------
                             Title:  Vice President
                                  ------------------------------

                             COMERICA BANK


                             By: /s/ Mandy J. Lark
                                --------------------------------
                             Name:   Mandy J. Lark
                                  ------------------------------
                             Title:  Account Officer
                                  ------------------------------



                             FIRST UNION NATIONAL BANK


                             By: /s/ Peter G. Perna
                                --------------------------------
                             Name:   Peter G. Perna
                                 -------------------------------
                             Title:  Vice President
                                  ------------------------------


                             GUARANTY FEDERAL BANK, F.S.B.


                             By: /s/ Brian Hilberth
                               ---------------------------------
                             Name:   Brian Hilberth
                                 -------------------------------
                             Title:  Vice President
                                  ------------------------------


                             HIBERNIA NATIONAL BANK


                             By: /s/ Stephanie F. Tyner
                                --------------------------------
                             Name:   Stephanie F. Tyner
                                 -------------------------------
                             Title:  Assistant Vice President
                                  ------------------------------


                             LASALLE BANK, NATIONAL ASSOCIATION


                              By: /s/ David H. Sherer
                                 -------------------------------
                              Name:   David H. Sherer
                                  ------------------------------
                              Title:  Vice President
                                   -----------------------------


                             MERCANTILE BANK


                             By: /s/ Mark F. Rieger
                               --------------------------------
                             Name:   Mark F. Rieger
                                 ------------------------------
                             Title:  Vice President
                                  -----------------------------

                             U.S. BANK NATIONAL ASSOCIATION


                             By: /s/ Edwin D. Jenkins
                                --------------------------------
                             Name:   Edwin D. Jenkins
                                 -------------------------------
                             Title:  Senior Vice President
                                  ------------------------------

                                 2. SCHEDULE "4"

                             INDEBTEDNESS AND LIENS
                       (See Sections 5.14, 6.13 and 6.22)


                                  INDEBTEDNESS



Guaranty of the Borrower and each Borrowing Subsidiary of the obligations of Prism Financial Corporation's obligations under Prism Financial Corporation's line of credit in the amount of up to $10,000,000 from LaSalle National Bank.

In addition the Borrower currently has repo/gestation facilities with Prudential Securities and Greenwich Capital and utilizes Fannie Mae's ASAP plus program. These facilities are considered true sales for accounting and legal purposes.



                                      LIENS

Blanket lien on the assets of the Borrower and each Borrowing Subsidiary, other than assets constituting Collateral. Also the following liens:

LIENS ON ASSETS OF PRISM MORTGAGE COMPANY

Lien in favor of Minolta Business Systems on certain office equipment.

LIENS ON ASSETS OF MORTGAGE MARKET, INC.

Lien in favor of Computer Technology Link Corp. on certain office equipment.

Lien in favor of Garrett Sign Co., Inc. on building sign.